Fees Summary	Feb. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 246,659,970
Previously Paid Amount	0
Total Fee Amount	37,763.64
Total Offset Amount	0
Net Fee	$ 37,763.64